April 10, 2024

1789 Growth and Income Fund

Class P Shares (PSEPX)

Class C Shares (PSECX)

a series of Pinnacle Capital Management Funds Trust

Supplement to Summary Prospectus and Prospectus

dated February 28, 2024

Effective immediately, Paul A. Tryon no longer serves as portfolio manager for the 1789 Growth and Income Fund (the “Fund”). Accordingly, effective immediately:

In the subsection entitled “Portfolio Manager” within the section entitled “Management” on page 5 of the Summary Prospectus and in the subsection entitled “Portfolio Manager” within the subsection entitled “Management” within the section entitled “Risk/Return Summary” on page 8 of the Prospectus, the reference to Paul A. Tryon is hereby deleted and replaced with the following:

Stephen J. Fauer, CFA, is the Chief Investment Officer of the Adviser and has been the portfolio manager of the Fund since 2024.

In the subsection entitled “The Investment Adviser” within the section entitled “Management” beginning on page 17 of the Prospectus, the first two paragraphs are hereby deleted and replaced with the following:

Pinnacle Capital Management, LLC (the “Adviser”) is the adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 2006 and its address is 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057. The Fund’s investment portfolio is managed on a day-to-day basis, including trading securities and researching investments, by Stephen J. Fauer, CFA.

Stephen J. Fauer, CFA, is the Chief Investment Officer of the Adviser and has been the portfolio manager of the Fund since 2024. Mr. Fauer received a Bachelor of Science (BS) in System Science from Michigan State University and earned his Masters in Business Administration (MBA) from the Leonard N. Stern School of Business at New York University. Mr. Fauer is a Chartered Financial Analyst (CFA) with over 35 years of investment management experience. In addition to serving as Chief Investment Officer of the Adviser since its founding, Mr. Fauer previously served as Director of Research and Portfolio Manager for J.W. Burns & Co, Senior Investment Analyst and Chairperson of the Investment Review Group at Manning and Napier Advisors, Portfolio Manager and Investment Analyst at Strategic Investments, and Security Analyst at J&W Seligman.

If you have any questions regarding the Fund, please call 1-888-229-9448.

Investors Should Retain this Supplement for Future Reference